Exhibit 99(a)
Confidential Treatment Requested by General Motors Company
Pursuant to the Freedom of Information Act
EXECUTION VERSION
Amendment No. 14 to Amended and Restated GM-Delphi Agreement
          Amendment No. 14, dated as of September 17, 2009 (this “Amendment”), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a “Case” and collectively, the “Cases”), and GENERAL MOTORS COMPANY, as an assignee of Motors Liquidation Company (f/k/a General Motors Corporation), (“GM”).
RECITALS:
          WHEREAS, the Borrower, the Guarantors and GM have previously entered into that certain agreement, dated as of May 9, 2008, as amended from time to time and as amended and restated by that certain Amended and Restated GM-Delphi Agreement dated as of June 1, 2009, as amended by Amendment No. 1, effective as of July 23, 2009, Amendment No. 2, dated as of July 26, 2009, Amendment No. 3, dated as of July 29, 2009, Amendment No. 4, dated as of July 30, 2009, Amendment No. 5, dated as of August 4, 2009, Amendment No. 6, dated as of August 6, 2009, Amendment No. 7, dated as of August 7, 2009, Amendment No. 8, dated as of August 11, 2009, Amendment No. 9, dated as of August 13, 2009, Amendment No. 10, dated as of August 18, 2009, Amendment No. 11, dated August 21, 2009, Amendment No. 12, dated as of August 26, 2009, and Amendment No. 13, dated as of September 3, 2009 (as such may be further amended or otherwise modified in accordance with its terms, the “GM-Delphi Agreement”);
          WHEREAS, GM and Delphi have agreed that certain modifications to the GM-Delphi Agreement shall be made in contemplation of proceeding with the transactions contemplated by the Modified Plan of Reorganization and the DIP Sale Agreement (as defined in the GM-Delphi Agreement after giving effect to this Amendment) and accordingly, the parties have agreed to extend the deadline for certain milestones and conditions to be satisfied in connection therewith; and
          WHEREAS, the Borrower, the Guarantors and GM wish to enter into this Amendment to amend the GM-Delphi Agreement to extend the deadline for certain milestones and conditions to be satisfied and to make such further amendments as set forth herein.
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the GM-Delphi Agreement.
     2. Amendments.
          (a) Defined Terms. The following new definition shall be inserted in Section 1.01 in the appropriate alphabetical order:

     “DIP Sale Agreement” means that certain Master Disposition Agreement, dated July 30, 2009 by and among the Borrower, GM Components Holdings, LLC, GM (solely with respect to certain provisions as more fully described therein) and Motors Liquidation Company (f/k/a General Motors Corporation) (solely with respect to certain provisions as more fully described therein) DIP Holdco 3, LLC and the other Sellers and other Buyers party thereto.
          (b) Definition of “Sale Order Condition”. The reference to “8:00 p.m. New York City time on September 17, 2009” in clause (ii) of the definition of the term “Sale Order Condition” shall be replaced with “8:00 p.m. New York City time on September 29, 2009”.
          (c) Milestones. (i) The reference to “8:00 p.m. New York City time on September 17, 2009” in clause (iv) of Section 4.04(d) shall be replaced with “8:00 p.m. New York City time on September 29, 2009” and (ii) the reference to “September 17, 2009” in clause (v) of Section 4.04(d) shall be replaced with “8:00 p.m. New York City time on September 29, 2009”.
          (d) Additional Reporting Requirement. Section 5.03 [Reserved] shall be amended and restated in its entirety as follows:
     Section 5.03 Additional Reporting Requirement. The Borrower shall, in good faith, deliver to GM (i) within fifteen (15) Business Days of each month end commencing with August 2009, a reasonable estimate of the cumulative cash expenditures utilized after August 17, 2009 through such preceding month-end to support the Company Business (as defined in the DIP Sale Agreement) and (ii) no less than one week prior to the Closing Date (as defined in the DIP Sale Agreement), a reasonable estimate of the cumulative cash expenditures utilized after August 17, 2009 through the Closing Date to support the Company Business (as defined in the DIP Sale Agreement); in each case setting forth the source of cash.
     3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the first date on which each of the following conditions precedent are satisfied (or otherwise waived by GM in its sole discretion) (the “Effective Date”):
          (a) Execution of Amendment. This Amendment shall have been executed by the Borrower and each of the Guarantors.
          (b) Documents and Certificates. GM shall have received such documents and certificates as GM or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each of the Guarantors, the authorization of the transactions under this Amendment and any other legal matters relating to the Borrower and each of the Guarantors, this Amendment or the transactions contemplated hereunder, all in form and substance reasonably satisfactory to GM and its counsel.
          (c) No Default. (i) No Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing under the GM-Delphi Agreement and (ii) no Automatic Accommodation Termination Default and no Accommodation Default, and no event which upon notice or lapse of time or both would constitute an Automatic Accommodation Termination Default or an Accommodation Default, shall have occurred and be continuing under the Accommodation Agreement, in each case, unless such event has been waived or amended by the DIP Lenders and (iii) no amendments or other modifications to the DIP Credit Agreement that are not acceptable to GM shall have become effective.

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          (d) Fees and Expenses. GM shall have received the payment by the Borrower of all fees and expenses referred to herein and in the GM-Delphi Agreement.
     4. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to GM, on and as of the date hereof, both prior to and after giving effect to this Amendment, (i) the Borrower and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and each Guarantor, respectively, and (iii) this Amendment is the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
     5. Continuing Effect; Guaranties.
          (a) Except as expressly set forth in this Amendment, all of the terms and provisions of the GM-Delphi Agreement are and shall remain in full force and effect and the Borrower and each Guarantor shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the GM-Delphi Agreement specified herein and shall not constitute an amendment of, or an indication of GM’s willingness to amend or waive, any other provisions of the GM-Delphi Agreement or the same sections for any other date or purpose.
          (b) The Borrower and each Guarantor hereby consents to this Amendment, including the execution, delivery and performance of the other documents (if any) to be executed in connection herewith. The Borrower and each Guarantor hereby acknowledges and agrees that all of its obligations, including all Guaranties granted to GM under the GM-Delphi Agreement, are reaffirmed and that such Guaranties shall continue in full force and effect on and after Effective Date to secure and support the Obligations of the Borrower and the Guarantors.
     6. Expenses. The Borrower and each Guarantor jointly and severally agree to pay and reimburse GM for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to GM.
     7. Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.
     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. Integration. This Amendment, together with the GM-Delphi Agreement, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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     11. Waiver of Jury Trial. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment and the GM-Delphi Agreement.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties have entered into this Amendment No. 14 as of the date first above written.

BORROWER DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

DREAL, INC., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]

LENDER GENERAL MOTORS COMPANY
By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Treasurer

[Signature Page to Amendment No. 14 to Amended & Restated GM-Delphi Agreement]